SECOND AMENDMENT TO AMENDED AND RESTATED STOCK AND
LIMITED PARTNERSHIP INTEREST PURCHASE AGREEMENT

WHEREAS, CHARYS HOLDING COMPANY, INC., a Delaware corporation (the “Purchaser”), COTTON HOLDINGS 1, INC., a Delaware corporation (“Cotton Holdings”), COTTON COMMERCIAL USA, LP, a Texas limited partnership (“Cotton Commercial”), COTTON RESTORATION OF CENTRAL TEXAS, LP, a Texas limited partnership (“Cotton Restoration”), BRYAN MICHALSKY, JAMES SCAIFE, RANDALL THOMPSON, DARYN EBRECHT and PETER BELL (collectively, the “Cotton Holdings Sellers”), BLAKE STANSELL (a/k/a Frank Blakely Stansell) and CHAD WEIGMAN (collectively, the “Cotton Commercial Sellers”), and JOHNNY SLAUGHTER and RUSSELL WHITE (collectively, the “Cotton Restoration Sellers” and, together with the Cotton Holdings Sellers and Cotton Commercial Sellers, the “Cotton Sellers”), joined therein by C&B/COTTON HOLDINGS, INC., a Delaware corporation (the “Acquisition Subsidiary”), and CROCHET & BOREL SERVICES, INC., a Texas corporation (“Crochet & Borel”), both of which are wholly owned subsidiaries of the Purchaser, for the purposes therein expressed, previously entered into that certain Stock and Limited Partnership Interest Purchase Agreement dated as of September 1, 2006, as amended by that certain First Amendment to Purchase Agreement dated October 6, 2006, as further amended by that certain Second Amendment to Purchase Agreement dated October 19, 2006, as further amended by that certain Third Amendment to Purchase Agreement dated October 31, 2006, and as further amended by that certain Amended & Restated Stock and Limited Partnership Interest Purchase Agreement dated December 8, 2006, and as further amended by that certain Amendment To Amended And Restated Stock And Limited Partnership Interest Purchase Agreement and Stock Purchase Agreement (the “December 8th Amendment”, and as amended, the “Original Agreement”); and

WHEREAS, all capitalized terms used herein shall have the same meanings ascribed to those terms as defined in the Original Agreement and the Purchase Agreement, unless the context requires otherwise; and

WHEREAS, the parties desire to further amend the Original Agreement as provided herein;

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained, and upon and subject to the terms and the conditions hereinafter set forth, the parties do hereby agree as follows:

1.     Amendments to the Original Agreement. The following amendments to the Original Agreement are hereby made:

(a) Section 4.07 of the Original Agreement is hereby amended in its entirety to read as follows:

“4.07 Financial Statements. Schedule 4.07 contains (i) the audited consolidated balance sheets of Cotton Holdings 1, Inc. and Subsidiaries (including, without limitation, Cotton Commercial, Cotton Restoration, and Cotton Restoration, LP) as of the years ended October 31, 2004 and October 31, 2005 prepared by the Cotton Group Companies’ certified public accountant (the “2004/2005 Audited Financial Statements”), and the related statements of income, retained earnings, and cash flows for the years then ended, and the related notes thereto; and (ii) the audited consolidated balance sheet of Cotton Holdings 1, Inc. and Subsidiaries (including, without limitation, Cotton Commercial, Cotton Restoration, and Cotton Restoration, LP) for the year ended October 31, 2006, and the related statements of income, retained earnings, and cash flows (the “2006 Audited Financial Statements”, and collectively with the 2004/2005 Audited Financial Statements, the “Audited Financial Statements”, and (iii) the unaudited consolidated balance sheet of Cotton Holdings 1, Inc. and its subsidiaries as of January 31, 2007, and the related statements of income and retained earnings for the 3-month period then ended as commonly prepared (the “Interim Financial Statements”, together with the Audited Financial Statements, the “Current Financial Statements”). The Current Financial Statements present fairly the financial position of the Cotton Group Companies as of the dates thereof, and the related results of its operations for the years then ended. The Auditied Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied (“GAAP”), and the Interim Financial Statements have been prepared in accordance with GAAP for interim statements on a basis consistent with prior periods. All adjustments, consisting of normal, recurring accruals necessary for a fair presentation, have been made in the Interim Financial Statements. The balance sheets as of October 31, 2006 (the “Audited Balance Sheet Date”) included in the Audited Financial Statements are referred to herein as the “Audited Balance Sheets”.”

(b)   The terms “Reviewed Financial Statements” and “Reviewed Balance Sheets” are hereby replaced in the Original Agreement (in each instance) with the terms “Audited Financial Statements” and “Audited Balance Sheets” respectively; and The terms “Interim Balance Sheet” and “Interim Financial Statements”, having been deleted by the December 8th Amendment, are hereby added back to the Original Agreement in their original location (in each instance) in the Original Agreement.

2.     Updated Schedules To The Original Agreement. To the extent any information contained in any of the Schedules attached to the Original Agreement has changed or is required to be updated under the terms of the Original Agreement, such Schedules have been revised and updated with current information and the same are hereto attached in revised and updated form, to with the parties’ agree that the Schedules attached hereto shall be treated as if originally made and incorporated into the Original Agreement.

3.     Ratification and Republication. Except as amended by this Amendment and all earlier amendments, the parties do hereby ratify and republish the Original Agreement. To the extent any terms of this Amendment and the December 8th Amendment are in conflict, the terms of this Amendment shall control.”

4.     Incorporation by Reference. The attachments to this Amendment referred to or included herein constitute an integral part to this Amendment and are incorporated into this Amendment by this reference.

5.     Benefit. All the terms and provisions of this Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

6.     Construction. Words of any gender used in this Amendment shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

7.     Multiple Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.     Entire Agreement. This Amendment and the Original Agreement and the Purchase Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. Without limiting the generality of the foregoing, in the event of any of conflict between this Amendment and the Original Agreement and the Purchase Agreement, this Amendment shall control.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the ___ day of February, 2007.

CHARYS HOLDING COMPANY, INC.

By
Billy V. Ray, Jr., Chief Executive Officer

C&B/COTTON HOLDINGS, INC

By
Troy Crochet, President

CROCHET & BOREL SERVICES, INC

By
Troy Crochet, President

COTTON HOLDINGS 1, INC

By
Peter Bell, President

COTTON COMMERCIAL USA, LP

By Cotton USA GP, LLC, its sole general partner

By
Peter Bell, President

COTTON RESTORATION OF CENTRAL TEXAS, LP

By CCI-GP, LLC, its sole general partner

By
Peter Bell, President

SELLER:		SELLER:

CHAD WEIGMAN		BLAKE STANSELL

SELLER:		SELLER:

BRYAN MICHALSKY		JAMES SCAIFE

SELLER:	SELLER:

RANDALL THOMPSON	PETER BELL

SELLER:	SELLER:

DARYN EBRECHT	RUSSELL WHITE

SELLER:

JOHNNY SLAUGHTER